TIAA-CREF



                        SUPPLEMENT DATED DECEMBER 4, 2007
                 TO THE PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                          PROSPECTUS DATED MAY 1, 2007


The following information is an addition to the prospectus or a replacement of information currently in the prospectus.

DISTRIBUTION PLAN AND ADDITIONAL INFORMATION REGARDING INTERMEDIARY COMPENSATION

On page 18, replace the first paragraph of this section with the following:

The Fund has adopted a 12b-1 Plan for the Class 2 shares of some of the Accounts. Under the 12b-1 Plan, each Account may make payments from its assets attributable to the Class 2 shares to the Fund's Distributor for distribution-related expenses and for providing services to shareholders of that share class. Payments under the 12b-1 plans will not automatically terminate for the Accounts that are closed to new investors or to additional purchases by existing shareholders. The Fund Board will determine whether to terminate, modify, or leave unchanged the 12b-1 plan at the time the Board directs the implementation of the closure of the Account. Because Rule 12b-1 fees are ongoing fees, over time they will increase the cost of an investment in the Accounts and may cost more than paying other types of sales charges.


                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.



                              ACCOUNTS OF THE FUND
                              --------------------

                            EQUITY INCOME ACCOUNT I
                              MIDCAP STOCK ACCOUNT
                                (THE "ACCOUNTS")



This prospectus describes a mutual fund organized by Principal Life Insurance Company/(R)/ ("Principal Life"). The Fund provides a choice of investment objectives through the Accounts listed above.

                  The date of this Prospectus is May 1, 2007.


As with all mutual funds, neither the Securities and Exchange Commission ("SEC") nor any State Securities Commission has approved or disapproved these securities or determined whether this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

ACCOUNT DESCRIPTIONS


The Principal Variable Contracts Fund (the "Fund") is made up of forty investment portfolios. Each Account included in this prospectus has its own investment objective. The Fund's principal underwriter is Principal Funds Distributor, Inc.* (the "Distributor"). The Fund has hired Principal Management Corporation ("Principal")* to provide investment advisory and other services to each of the Accounts. Principal seeks to provide a wide range of investment approaches through the Fund.


Principal has selected a Sub-Advisor for each Account based on the Sub-Advisor's experience with the investment strategy for which it was selected. The Sub-Advisor for the Accounts in this prospectus is Edge Asset Management, Inc.* (formerly known as WM Advisors, Inc.):

 * Principal Management Corporation; Edge Asset Management, Inc. (formerly known as WM Advisors, Inc.); and Principal Funds Distributor, Inc. are affiliates of Principal Life Insurance Company and with it are subsidiaries of Principal Financial Group, Inc. and members of the Principal Financial Group/(R)/.

MAIN STRATEGIES AND RISKS
Each Account's investment objective is described in the summary description of each Account. The Board of Directors may change an Account's investment objective or investment strategies without a shareholder vote if it determines such a change is in the best interests of the Account. If there is a material change to the Account's investment objective or investment strategies, you should consider whether the Account remains an appropriate investment for you. There is no guarantee that an Account will meet its investment objective.

The summary of each Account also describes each Account's primary investment strategies (including the type or types of securities in which the Account invests), any policy of the Account to concentrate in securities of issuers in a particular industry, group of industries or geographical region and the main risks associated with an investment in the Account. A more detailed discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."


Each Account may invest up to 100% of its assets in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic or political conditions as more fully described under the caption "Certain Investment Strategies and Related Risks-Temporary Defensive Measures."


Each Account is designed to be a portion of an investor's portfolio. None of the Accounts is intended to be a complete investment program. You should consider the risks of each Account before making an investment and be prepared to maintain the investment during periods of adverse market conditions. The value of your investment in an Account changes with the value of the investments held by that Account. Many factors affect that value, and it is possible that you may lose money by investing in the Accounts. An investment in an Account is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


Factors that may adversely affect a particular Account as a whole are called "principal risks." The principal risks of investing in the Accounts are stated as to each Account in the Account's description. In addition to the risks identified in each Account's description, each of the Accounts is also subject to liquidity risk, market risk, and management risk. Each Account is also subject to underlying fund risk to the extent a Principal LifeTime Account or Strategic Asset Management Portfolio invests in the Account. Additional descriptions of the risks associated with investing in the Accounts are provided in "Certain Investment Strategies and Risks" and in Appendix A to this prospectus.

INVESTMENT RESULTS
A bar chart and a table are included with the description of each Account that has annual returns for a full calendar year. They show the Account's annual returns and its long-term performance. The chart shows how the Account's performance has varied from year-to-year. The table compares the Account's performance over time to that of:
.. A broad-based securities market index (An index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.)
.. An average of mutual funds with a similar investment objective and management style. The averages used are prepared by independent statistical services.

An Account's past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.


The prospectus contains information on the historical performance of each Account's Class 1 and Class 2 shares.


The performance information for Class 1 and Class 2 shares of each of the Accounts., reflects the historical performance of a predecessor fund acquired by each such Account in connection with a shareholder-approved reorganization. The performance of the Class 2 shares of each predecessor fund, for the periods prior to its introduction, is based on the historical returns of the Class 1 shares of the predecessor fund adjusted to reflect the higher operating expenses for the Class 2 shares. The adjustment results in performance that is no higher than the historical performance of the applicable Class 1 shares.


FEES AND EXPENSES
The annual operating expenses for each Account are deducted from that Account's assets. Each Account's operating expenses are shown with the description of the Account and are stated as a percentage of Account assets. These fees and expenses do not include the effect of any sales charges, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges were included, overall expenses would be higher and performance would be lower.

The description of each Account includes examples of the costs associated with investing in the Account. The examples are intended to help you compare the cost of investing in a particular Account with the cost of investing in other mutual funds. The examples assume you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The examples shown would not change, however, if you continued to hold all of your shares at the end of those periods. The examples also assume that your investment has a 5% total return each year and that the Account's operating expenses remain the same. Your actual costs of investing in a particular Account may be higher or lower than the costs assumed for purposes of the examples.


NOTE:

.. No salesperson, dealer or other person is authorized to give information or make representations about an Account other than those contained in this Prospectus. Information or representations not contained in this prospectus may not be relied upon as having been made by the Principal Variable Contracts Fund, an Account, Principal, any Sub-Advisor, or the Distributor.

EQUITY INCOME ACCOUNT I

SUB-ADVISOR(S): Edge Asset Management, Inc. (formerly known as WM Advisors,
         Inc.) ("Edge")

OBJECTIVE: The Account seeks to provide a relatively high level of current income and long-term growth of income and capital.

INVESTOR PROFILE: The Account may be an appropriate investment for investors who seek dividends to be reinvested for growth and who can accept fluctuations in the value of investments and the risks of investing in REIT securities, below-investment grade bonds, or foreign securities.

MAIN STRATEGIES AND RISKS
The Account invests primarily (normally at least 80% of its net assets (plus any borrowings for investment purposes)) in dividend-paying common stocks and preferred stocks. The Account may invest in fixed-income securities of any maturity, including mortgage-backed securities, U.S. government securities, and asset-backed securities. The Account may also invest up to 20% of its assets in below-investment-grade fixed-income securities (sometimes called "junk bonds"). The Account may purchase or sell U.S. government securities or collateralized mortgage obligations on a "when-issued" or "delayed-delivery" basis in an aggregate of up to 20% of the market value of its total net assets. The Account may invest up to 20% of its assets in real estate investment trust ("REIT") securities. The Account may write (sell) and purchase covered call options. The Account may invest up to 25% of its assets in securities of foreign issuers.

The Account's investments may also include convertible securities, repurchase agreements, American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs").


In selecting investments for the Account, Edge looks for investments that provide regular income in addition to some opportunity for capital appreciation. Equity investments are typically made in "value" stocks currently selling for less than Edge believes they are worth.

Among the principal risks of investing in the Account are:

                                                                                    .
                                                            .Real Estate              U.S. Government Securities
  . Equity Securities Risk                                    Securities Risk         Risk
  . Fixed-Income Securities Risk                            . Value Stock Risk      . Derivatives Risk
                                                            .Foreign Securities
  . Underlying Fund Risk                                      Risk                  . Exchange Rate Risk
                                                            .High Yield
                                                              Securities Risk       . Prepayment Risk
  . U.S. Government Sponsored Securities Risk

An Account's past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF DECEMBER 31 EACH YEAR (CLASS 1 SHARES) /(1) /

"1999"2.49

"2000"17.19


"2001"7.92


"2002"-12.51


"2003"30.1


"2004"19.12
2005 10.27
2006 18.16

                              The Account's highest/lowest quarterly returns
                   during this
                              time period were:
                               HIGHEST Q2 '03 15.69%
                               LOWEST  Q3 '02 -14.67%
LOGO

 The year-to-date return as of March 31, 2007 is 1.50%.

 AVERAGE ANNUAL TOTAL RETURNS (%) /(1)/

  FOR THE PERIODS ENDED DECEMBER 31,            PAST 1 YEAR               PAST 5 YEARS                LIFE OF ACCOUNT /(2)/
  2006
 EQUITY INCOME ACCOUNT I - CLASS 1 .....           18.16                      12.06                           10.40
 EQUITY INCOME ACCOUNT I - CLASS 2 .....           17.85                      11.77                           10.14
 S&P 500 Index /(//3//)/ ...............           15.79                       6.19                            4.48
 S&P 500/Citigroup Value Index /(//3//)/           20.80                      10.43                            6.11
 Morningstar Large Value Category
 Average................................           18.18                       8.38                            6.17
 ///(//1//)/
  Performance reflects the performance of the predecessor fund. The predecessor fund's performance in 1998 benefited from the agreement of Edge Asset Management, Inc. (f/k/a WM Advisors, Inc.) and its affiliates to limit the Account's expenses.
 ///(//2//)/
  Class 1 shares began operations on April 28, 1998 and Class 2 shares began operations on May 1, 2001. The returns for Class 2 shares for the periods prior to May 1, 2001 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.
 ///(//3//)/
  Index performance does not reflect deductions for fees, expenses or taxes. Until December 16, 2005, when Standard & Poor's changed the name of the index and its calculation methodology, the index was called the S&P 500/Barra Value Index.

FEES AND EXPENSES OF THE ACCOUNT
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.

 ANNUAL ACCOUNT OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS (ESTIMATED) /(1)//(2)/

  FOR THE PERIOD ENDING DECEMBER 31, 2006                                          CLASS 1                       CLASS 2
 Management Fees.......................................................             0.49%                         0.49%
 12b-1 Fees............................................................              N/A                          0.25
 Other Expenses........................................................             0.04                          0.04
                                                                                    ----                          ----
                                TOTAL ANNUAL ACCOUNT OPERATING EXPENSES             0.53%                         0.78%

 /(1)/ The estimated expenses shown in the table are intended to reflect those that will be in effect on an ongoing basis.

 /(2)/The Manager has contractually agreed to limit the Account's expenses attributable to Class 1 and Class 2 shares and, if necessary, pay expenses normally payable by the Account, excluding interest expense, through the period ending April 29, 2008.
  The expense limits will maintain a total level of operating expenses, excluding interest expense, (expressed as a percent of average net assets on an annualized basis) not to exceed 0.66% for Class 1 shares and 0.91% for Class 2 Shares.

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------------
                                                   1     3     5    10
 EQUITY INCOME ACCOUNT I - CLASS 1              $54   $170  $296  $665
 EQUITY INCOME ACCOUNT I - CLASS 2               80    249   433   966

MIDCAP STOCK ACCOUNT

SUB-ADVISOR(S): Edge Asset Management, Inc. (formerly known as WM Advisors,
         Inc.) ("Edge")

OBJECTIVE: The Account seeks to provide long-term capital appreciation.

INVESTOR PROFILE: The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth and the risk of investing in REIT and foreign securities.

MAIN STRATEGIES AND RISKS
The Account invests primarily in common stocks of U.S. companies. Under normal market conditions, the Account invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the S&P MidCap 400 Index, which as of March 31, 2007 ranged between approximately $500 million and $14.3 billion) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Account may invest up to 20% of its assets in real estate investment trust ("REIT") securities. The Account may invest in fixed-income securities of any maturity, including mortgage-backed securities, and may invest up to 20% of its assets in below-investment-grade fixed-income securities (sometimes called "junk bonds"). The Account may also invest in money market instruments for temporary or defensive purposes.


The Account may purchase or sell U.S. government securities and collateralized mortgage obligations on a "when-issued" or "delayed-delivery" basis in an aggregate of up to 20% of the market value of its total assets. The Account may invest up to 25% of its assets in the securities of foreign issuers.


In selecting investments for the Account, Edge looks for equity investments in companies that have solid management, a competitive advantage, and the resources to maintain superior cash flow and profitability over the long run. In determining whether securities should be sold, Edge considers factors such as high valuations relative to other investment opportunities and deteriorating short- or long-term business fundamentals or future growth prospects. The Account will not necessarily dispose of a security merely because its issuer's market capitalization is no longer in the range represented by the S&P MidCap 400 Index.

Among the principal risks of investing in the Account are:

                                                      .
                              .Foreign Securities       Market Segment (MidCap)
  . Equity Securities Risk      Risk                    Risk
                              .Real Estate
  . Small Company Risk          Securities Risk       . Derivatives Risk
                                                      .
                                                        Fixed-Income Securities
  . Underlying Fund Risk      . Exchange Rate Risk      Risk
                              .High Yield
  . MidCap Stock Risk           Securities Risk       . Prepayment Risk
  .U.S. Government
    Securities Risk

An Account's past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF DECEMBER 31 EACH YEAR (CLASS 1 SHARES) /(1) /

"2001"11.99

"2002"-10.35


"2003"27.73


"2004"14.59
2005 13.39
2006 16.88

                              The Account's highest/lowest quarterly returns
                   during this
                              time period were:
                               HIGHEST Q4 '01 14.46%
                               LOWEST  Q3 '02 -13.54%
LOGO

 The year-to-date return as of March 31, 2007 is 3.89%.

 AVERAGE ANNUAL TOTAL RETURNS (%) /(1)/

  FOR THE PERIODS ENDED DECEMBER 31, 2006                                             PAST 1 YEAR
 MIDCAP STOCK ACCOUNT - CLASS 1 ........................................
                                                                                         16.88
 MIDCAP STOCK ACCOUNT - CLASS 2 ........................................
                                                                                         16.56
 S&P MidCap 400 Index /(//3//)/ ........................................                 10.32
 Morningstar Mid-Cap Blend Category Average ............................                 13.92
 ///(//1//)/ Performance reflects the performance of the predecessor fund.
 ///(//2//)/
  Class 1 shares began operations on May 1, 2000 and Class 2 shares began operations on May 1, 2001. The returns for Class 2 shares for the periods prior to May 1, 2001 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of
  Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the
  Class 1 shares.
 ///(//3//)/ Index performance does not reflect deductions for fees, expenses or taxes.
  FOR THE PERIODS ENDED DECEMBER 31, 2006                                             PAST 5 YEARS
 MIDCAP STOCK ACCOUNT - CLASS 1 ........................................                 11.70

 MIDCAP STOCK ACCOUNT - CLASS 2 ........................................                 11.43

 S&P MidCap 400 Index /(//3//)/ ........................................                 10.89
 Morningstar Mid-Cap Blend Category Average ............................                 10.51
 ///(//1//)/ Performance reflects the performance of the predecessor fund.
 ///(//2//)/
  Class 1 shares began operations on May 1, 2000 and Class 2 shares began operations on May 1, 2001. The returns for Class 2 shares for the periods prior to May 1, 2001 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of
  Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the
  Class 1 shares.
 ///(//3//)/ Index performance does not reflect deductions for fees, expenses or taxes.
  FOR THE PERIODS ENDED DECEMBER 31, 2006                                  LIFE OF ACCOUNT /(2)/
 MIDCAP STOCK ACCOUNT - CLASS 1 ........................................           13.20

 MIDCAP STOCK ACCOUNT - CLASS 2 ........................................           12.94

 S&P MidCap 400 Index /(//3//)/ ........................................            9.22
 Morningstar Mid-Cap Blend Category Average ............................            8.57
 ///(//1//)/ Performance reflects the performance of the predecessor fund.
 ///(//2//)/
  Class 1 shares began operations on May 1, 2000 and Class 2 shares began operations on May 1, 2001. The returns for Class 2 shares for the periods prior to May 1, 2001 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of
  Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the
  Class 1 shares.
 ///(//3//)/ Index performance does not reflect deductions for fees, expenses or ta

FEES AND EXPENSES OF THE ACCOUNT

 These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.

 ANNUAL ACCOUNT OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS (ESTIMATED) /(1)//(2)/

  FOR THE PERIOD ENDING DECEMBER 31, 2006                                     CLASS 1                          CLASS 2
 Management Fees.................................................              0.75%                            0.75%
 12b-1 Fees......................................................               N/A                             0.25%
 Other Expenses..................................................              0.01                             0.01
                                                                               ----                             ----
                          TOTAL ANNUAL ACCOUNT OPERATING EXPENSES              0.76%                            1.01%

 /(1)/ The estimated expenses shown in the table are intended to reflect those that will be in effect on an ongoing basis.

 /(2)/Principal has contractually agreed to limit the Account's expenses attributable to Class 1 and Class 2 shares and, if necessary, pay expenses normally payable by the Account, excluding interest expense, through the period ending April 29, 2008.
  The expense limits will maintain a total level of operating expenses, excluding interest expense, (expressed as a percent of average net assets on an annualized basis) not to exceed 0.80% for Class 1 shares and 1.05% for Class 2 shares.

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------
                                               1     3     5     10
 MIDCAP STOCK ACCOUNT - CLASS 1             $78   $243  $422   $942
 MIDCAP STOCK ACCOUNT - CLASS 2             103    322   558  1,236

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS


The Statement of Additional Information contains additional information about investment strategies and their related risks.


SECURITIES AND INVESTMENT PRACTICES


MARKET VOLATILITY . Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights, and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.



INTEREST RATE CHANGES . Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.



CREDIT RISK . Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.


REPURCHASE AGREEMENTS AND LOANED SECURITIES
Although not a principal investment strategy, each of the Accounts may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association, or broker-dealer. A repurchase agreement provides that the Account sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by an Account collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Account holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Account bears a risk of loss. To minimize such risks, the Account enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the repurchase price, including accrued interest.

Each of the Accounts may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions. These transactions involve a risk of loss to the Account if the counterparty should fail to return such securities to the Account upon demand or if the counterparty's collateral invested by the Account declines in value as a result of investment losses.

REVERSE REPURCHASE AGREEMENTS
An Account may use reverse repurchase agreements to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, an Account sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, an Account will maintain cash and appropriate liquid assets to cover its obligation under the agreement. The Account will enter into reverse repurchase agreements only with parties that the Sub-Advisor deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Account, although the Account's intent to segregate assets in the amount of the repurchase agreement minimizes this effect.

CURRENCY CONTRACTS
The Accounts may enter into currency contracts, currency futures contracts and options, and options on currencies for hedging and other purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. An Account will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Account (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If an Account's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Account's investment, these techniques could result in a loss. These techniques may increase the volatility of an Account and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Account to deliver or receive currency.


FORWARD COMMITMENTS
Although not a principal investment strategy, each of the Accounts may enter into forward commitment agreements. These agreements call for the Account to purchase or sell a security on a future date at a fixed price. Each of the

Accounts may also enter into contracts to sell its investments either on demand or at a specific interval.

WARRANTS
Each of the Accounts may invest in warrants though none of the Accounts use such investments as a principal investment strategy. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

HIGH YIELD SECURITIES
The Accounts may invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.


Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of an Account to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Account were investing in higher quality bonds.

High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, an Account may incur additional expenses to seek recovery.


The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which an Account could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Account's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.


The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by an Account, the Account may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.


REAL ESTATE INVESTMENT TRUSTS
The Accounts, except the Money Market Account, may invest in real estate investment trust securities, herein referred to as "REITs." REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. As an investor in a REIT, the Account will be subject to the REIT's expenses, including management fees, and will remain subject to the Account's advisory fees with respect to the assets so invested. REITs are also subject to the possibilities of failing to qualify for the special tax treatment accorded REITs under the Internal Revenue Code, and failing to maintain their exemptions from registration under the 1940 Act.

Investment in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities.


INITIAL PUBLIC OFFERINGS ("IPOS")
Both Accounts may invest in IPOs. An IPO is a company's first offering of stock to the public. IPO risk is that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for an Account to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares by sales of additional shares and by concentration of control in existing management and principal shareholders.

When an Account's asset base is small, a significant portion of the Account's performance could be attributable to investments in IPOs because such investments would have a magnified impact on the Account. As the Account's assets grow, the effect of the Account's investments in IPOs on the Account's performance probably will decline, which could reduce the Account's performance. Because of the price volatility of IPO shares, an Account may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Account's portfolio and lead to increased expenses to the Account, such as commissions and transaction costs. By selling IPO shares, the Account may realize taxable gains it will subsequently distribute to shareholders.

DERIVATIVES
To the extent permitted by its investment objectives and policies,the Accounts may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices, or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.


There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect an Account from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The Accounts may enter into put or call options, future contracts, options on futures contracts, and over-the-counter swap contracts (e.g., interest rate swaps, total return swaps and credit default swaps) for both hedging and non-hedging purposes.


Generally, no Account may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Account.


The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
.. the risk that the underlying security, interest rate, market index, or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
.. the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
.. the risk that adverse price movements in an instrument can result in a loss substantially greater than an Account's initial investment; and .. the possibility that the counterparty may fail to perform its obligations.

EXCHANGE TRADED FUNDS (ETFS)
These are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. An Account could purchase shares issued by an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although ETFs have management fees that increase their costs.

CONVERTIBLE SECURITIES
Convertible securities are fixed-income securities that an Account has the right to exchange for equity securities at a specified conversion price. The option allows the Account to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Account may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Account could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued, the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Account to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.


An Account treats convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. An Account may invest in convertible securities without regard to their ratings.

FOREIGN INVESTING
 The Accounts may invest in securities of foreign companies but not as a principal investment strategy. For the purpose of this restriction, foreign companies are:
.. companies with their principal place of business or principal office outside the U.S. and
.. companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing, and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Account seeks the most favorable net results on its portfolio transactions.


Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Account assets is not invested and earning no return. If an Account is unable to make intended security purchases due to settlement problems, the Account may miss attractive investment opportunities. In addition, an Account may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.


With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect an Account's investments in those countries. In addition, an Account may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for an Account. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Account investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Accounts intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which an Account has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of an Account's portfolio. An Account may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.


An Account may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.


Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political, and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
.. restrictions that may make it difficult or impossible for the Account to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. An Account could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.


Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.


SMALL AND MEDIUM CAPITALIZATION COMPANIES
The Accounts may invest in securities of companies with small- or mid-sized market capitalizations.Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Small companies may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources, or less depth in management than larger or more established companies. Unseasoned issuers are companies with a record of less than three years of continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies.


TEMPORARY DEFENSIVE MEASURES
From time to time, as part of its investment strategy, each Account may invest without limit in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic, or political conditions. To the extent that the Account is in a defensive position, it may lose the benefit of upswings and limit its ability to meet its investment objective. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, an Account may purchase U.S. government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

PORTFOLIO TURNOVER
"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in an Account's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Accounts with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Account) and may have an adverse impact on the Account's performance. No turnover rate can be calculated for the Money Market Account because of the short maturities of the securities in which it invests. Turnover rates for each of the other Accounts may be found in the Account's Financial Highlights table.


Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.

PRICING OF ACCOUNT SHARES


Each Account's shares are bought and sold at the current net asset value ("NAV") per share. Each Account's NAV is calculated each day the New York Stock Exchange ("NYSE") is open (shares are not priced on the days on which the NYSE is closed for trading). The NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas. The NAV is determined at the close of business of the NYSE (normally 3:00 p.m. Central
Time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received in proper form.


For the Accounts the NAV is calculated by:
.. taking the current market value of the total assets of the Account
.. subtracting liabilities of the Account
.. dividing the remainder proportionately into the classes of the Account
.. subtracting the liabilities of each class
.. dividing the remainder by the total number of shares owned in that class.

NOTES:

.. If market quotations are not readily available for a security owned by an
  Account, its fair value is determined using a policy adopted by the Directors. .. An Account's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. Generally, the values of foreign securities used in computing an Account's NAV are the market quotations as of the close of the foreign market. Foreign securities and currencies are also converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The Account has adopted policies and procedures to "fair value" some or all securities held by an Account if significant events occur after the close of the market on which the foreign securities are traded but before the Account's NAV is calculated. Significant events can be specific to a single security or can include events that affect a particular foreign market or markets. A significant event can also include a general market movement in the U.S. securities markets. If Principal believes that the market value of any or all of the foreign securities is materially affected by such an event, the securities will be valued, and the Account's NAV will be calculated, using the policy adopted by the Account. These fair valuation procedures are intended to discourage shareholders from investing in the Account for the purpose of engaging in market timing or arbitrage transactions.

  The trading of foreign securities generally or in a particular country or countries may not take place on all days the NYSE is open, or may trade on days the NYSE is closed. Thus, the value of the foreign securities held by the Account may change on days when shareholders are unable to purchase or redeem shares.

.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

DIVIDENDS AND DISTRIBUTIONS


The Accounts earn dividends, interest, and other income from investments and distribute this income (less expenses) as dividends. The Accounts also realize capital gains from investments and distribute these gains (less any losses) as capital gain distributions. The Accounts normally make dividends and capital gain distributions at least annually, in June. Dividends and capital gain distributions are automatically reinvested in additional shares of the Account making the distribution.

MANAGEMENT OF THE FUND


THE MANAGER
Principal Management Corporation ("Principal") serves as the manager for the Fund. In its handling of the business affairs of the Fund, Principal provides clerical, recordkeeping and bookkeeping services, and keeps the required financial and accounting records.

Principal is a subsidiary of Principal Financial Services, Inc. and has managed mutual funds since 1969. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-2080.

SUB-ADVISOR: Edge Asset Management, Inc. (formerly known as WM Advisors, Inc.)
         ("Edge") is an affiliate of Principal and a member of the Principal Financial Group. Edge has been in the business of investment management since 1944. Its address is 1201 Third Avenue, 8th Floor, Seattle, WA 98101.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           Equity Income I              Joseph T. Suty
           MidCap Stock                 Daniel R. Coleman




DANIEL R. COLEMAN . Mr. Coleman, First Vice President, Head of Equity Investment Team and Senior Portfolio Manager of Edge, leads a team of investment professionals that is responsible for the management of the Equity Accounts for which Edge serves as sub-advisor (Equity Income I, MidCap Stock, and West Coast Equity Accounts). Mr. Coleman had primary responsibility for the day-to-day management of the predecessor Mid Cap Stock Fund since December 2001. Mr. Coleman joined Edge in October 2001. Prior to that, he was Vice President and Senior Manager of Business Development at InfoSpace, Inc./Go2Net from 2000 until 2001, and Member and General Partner of Brookhaven Capital Management LLC/Clyde Hill Research from 1989 until 2000.



JOSEPH T. SUTY, CFA . Mr. Suty, Vice President and Senior Portfolio Manager of Edge, was responsible for the day-to-day management of the predecessor Equity Income Fund since October 2005. Prior to joining Edge in September 2005, Mr. Suty managed personal and foundation portfolios from January 2005 until August 2005. From December 1991 until December 2004, Mr. Suty was a portfolio manager of large-cap value stocks at Washington Capital Management, Inc., where he was a principal and director of the firm.


DUTIES OF PRINCIPAL AND SUB-ADVISORS
Principal or the Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Account's investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises the Account on its investment policy and determines which securities are bought or sold, and in what amounts.

FEES PAID TO THE MANAGER
Principal is paid a fee by each Account for its services, which includes any fee paid to the Sub-Advisor.
 The Accounts in the table below pay a fee to Principal (as a percentage of the average daily net assets) as shown.

                        FIRST $100  NEXT $100  NEXT $100  NEXT $100   OVER $400
       ACCOUNT           MILLION     MILLION    MILLION    MILLION     MILLION
       -------           -------     -------    -------    -------     -------
Equity Income I           0.60%       0.55%      0.50%      0.45%       0.40%


                                FIRST $1    NEXT $1     NEXT $1      OVER $3
           ACCOUNT              BILLION     BILLION     BILLION      BILLION
           -------              -------     -------     -------      -------
MidCap Stock                     0.75%       0.70%       0.65%        0.60%



A discussion regarding the basis for the Board of Directors approving the management agreement with Principal and the sub-advisory agreements with each Sub-Advisor is available in the semi-annual report to shareholders for the period ended June 30, 2006 and in the annual report to shareholders for the fiscal year ended December 31, 2006.

The Fund and Principal, under an order received from the SEC, may enter into and materially amend agreements with Sub-Advisors, other than those affiliated with Principal, without obtaining shareholder approval. For any Account that is relying on that order, Principal may:
.. hire one or more Sub-Advisors;
.. change Sub-Advisors; and
.. reallocate management fees between itself and Sub-Advisors.

Principal will continue to have the ultimate responsibility for the investment performance of these Accounts due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination, and replacement. No Account will rely on the order until it receives approval from its shareholders or, in the case of a new Account, the Account's sole initial shareholder before the Account is available to the other purchasers, and the Account states in its prospectus that it intends to rely on the order.


The shareholders of these Accounts have approved the Account's reliance on the order, however, these Accounts do not intend to rely on it.


DISTRIBUTION PLAN AND ADDITIONAL INFORMATION
REGARDING INTERMEDIARY COMPENSATION

The Fund has adopted a 12b-1 Plan for the Class 2 shares of some of the Accounts. Under the 12b-1 Plan, each Account may make payments from its assets attributable to the Class 2 shares to the Fund's Distributor for distribution-related expenses and for providing services to shareholders of that share class. The amounts payable by the Accounts under the Rule 12b-1 Plan need not be directly related to expenses. If the Distributor's actual expenses are less than the fees it receives, the Distributor will keep the full amount of the fees. Because Rule 12b-1 fees are ongoing fees, over time they will increase the cost of an investment in the Accounts and may cost more than paying other types of sales charges.


The maximum annualized Rule 12b-1 distribution and/or service fee (as a percentage of average daily net assets) for the Class 2 shares of each of the Accounts is 0.25%.


PAYMENTS TO INVESTMENT REPRESENTATIVES AND THEIR FIRMS. Financial intermediaries receive compensation from the Distributor and its affiliates for marketing, selling, and/or providing services to variable annuities and variable life insurance contracts that invest in the Accounts. Financial intermediaries also receive compensation for marketing, selling, and/or providing services to certain retirement plans that offer the Accounts as investment options. Financial intermediaries may include, among others, broker/dealers, registered investment advisors, banks, trust companies, pension plan consultants, retirement plan administrators, and insurance companies. Investment Representatives who deal with investors on an individual basis are typically associated with a financial intermediary. The Distributor and its affiliates may fund this compensation from various sources, including any Rule 12b-1 Plan fee that the Accounts pay to the Distributor. Individual Investment Representatives may receive some or all of the amounts paid to the financial intermediary with which he or she is associated.

ONGOING PAYMENTS. In the case of Class 2 shares, and pursuant to the Rule 12b-1 Plan applicable to the Class 2 shares, the Distributor generally makes ongoing payments to your financial intermediary for services provided to you at an annual rate of 0.25% of average net assets attributable to your indirect investment in the Accounts. In addition, the Distributor or the Advisor may make from its own resources ongoing payments to an insurance company of up to 0.25% of the average net assets of the Accounts held by the insurance company in its separate accounts. The payments are for administrative services and may be made with respect to either or both classes of shares of the Accounts.


OTHER PAYMENTS TO INTERMEDIARIES. In addition to any commissions that may be paid at the time of sale, ongoing payments and the reimbursement of costs associated with education, training, and marketing efforts, conferences, seminars, due diligence trip expenses, ticket charges, and other general marketing expenses, some or all of which may be paid to financial intermediaries (and, in turn, to your Investment Representative), the Distributor and its affiliates, at their expense, currently provide additional payments to financial intermediaries that sell variable annuities and variable life insurance contracts that may be funded by shares of the Accounts, or may sell shares of the Accounts to retirement plans for distribution services. Although payments made to each qualifying financial intermediary in any given year may vary, such payments will generally not exceed 0.25% of the current year's sales of applicable variable annuities and variable life insurance contracts that may be funded by account shares, or 0.25% of the current year's sales of Account shares to retirement plans by that financial intermediary.


A number of factors are considered in determining the amount of these additional payments, including each financial intermediary's Fund sales, assets, and redemption rates of applicable variable annuities, variable life insurance contracts, and retirement plans as well as the willingness and ability of the financial intermediary to give the Distributor access to its Investment Representatives for educational and marketing purposes. In some cases, financial intermediaries will include applicable variable annuities, variable life insurance contracts, and Account shares in retirement plans on a "preferred list." The Distributor's goals include making the Investment Representatives who interact with current and prospective investors and shareholders more knowledgeable about the Accounts so that they can provide suitable information and advice about the Accounts and related investor services. Additionally, the Distributor may provide payments to reimburse directly or indirectly the costs incurred by these financial intermediaries and their associated Investment Representatives in connection with educational seminars and training and marketing efforts related to Accounts for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment, and meals. The Distributor may also provide payment or reimbursement for expenses associated with qualifying dealers' conferences, ticket charges, and general marketing expenses.


In December 2006, Principal purchased Edge Asset Management, Inc. (formerly known as WM Advisors, Inc.) and its two subsidiaries, Principal Funds Distributor, Inc. (formerly known as WM Funds Distributor, Inc.) and Principal Shareholder Services, Inc. (formerly known as WM Shareholder Services, Inc.) from New American Capital, Inc. ("New American") and its parent company Washington Mutual, Inc. ("WaMu") (the "Transaction"). In connection with the Transaction, New American agreed to make payments to Principal with respect to each of the first four years following the closing of the Transaction. New American must make such payments to Principal if the aggregate fees Principal and its affiliates earn from Principal-sponsored mutual funds and other financial instruments such as annuities (the "Principal Products") that WaMu and its affiliates (including WM Financial Services, Inc., a broker-dealer subsidiary of WaMu) sell fall below certain specified amounts during any of the four years following the closing of the Transaction. The agreement between Principal and New American could result in New American paying Principal a maximum of $30 million with respect to each year in the four-year period. As a result, WM Financial Services, Inc. (and/or its affiliates) will have an additional incentive to sell Principal Products following the closing of the Transaction.


If one mutual fund sponsor makes greater distribution assistance payments than another, your Investment Representative and his or her financial intermediary may have an incentive to recommend one variable annuity, variable life insurance policy or mutual fund over another.


Please speak with your Investment Representative to learn more about the total amounts paid to your Investment Representative and his or her financial intermediary by the Accounts, the Distributor and its affiliates, and by sponsors of other mutual funds he or she may recommend to you. You should also carefully review disclosures made by your Investment Representative at the time of purchase.

As of the date of this prospectus, the Distributor anticipates that the firms that will receive additional payments for distribution of the applicable variable annuities and variable life insurance contracts that include shares of the Accounts as investment options, or for the distribution of the Accounts to retirement plans (other than commissions paid at the time of sale, ongoing payments, and the reimbursement of cost associated with education, training and marketing efforts, conferences, ticket charges, and other general marketing expenses) include:

Advantage Capital Corporation
A.G. Edwards & Sons, Inc.
AIG Advisors, Inc.
American Portfolios Financial Services, Inc.
Associated Financial Group, Inc.
Commonwealth Financial Network
FFP Securities, Inc.
FSC Securities Corporation
G.A. Repple & Company
H. Beck, Inc.
Investacorp, Inc.
Investment Advisors & Consultants, Inc.
Jefferson Pilot Securities Corporation
McDonald Investments, Inc.
Mutual Service Corporation
NFP Securities, Inc.
Oppenheimer & Co., Inc.
ProEquities, Inc.
Prospera Financial Services, Inc.
Royal Alliance Associates, Inc.
Securities America, Inc.
Triad Advisors, Inc.
United Planners' Financial Services of America
Waterstone Financial Group, Inc.
WM Financial Services, Inc.

To obtain a current list of such firms, call 1-800-222-5852.


Although an Account's sub-advisor may use brokers who sell shares of the Accounts to effect portfolio transactions, the sale of Account shares is not considered as a factor when selecting brokers to effect portfolio transactions. The Fund has adopted procedures to ensure that the sale of Account shares is not considered when selecting brokers to effect portfolio transactions.


Your Contract or retirement plan may impose other charges and expenses, some of which may also be used in connection with the sale of such contracts in addition to those described in this Prospectus. The amount and applicability of any such fee are determined and disclosed separately within the prospectus for your insurance contract. Your financial intermediary may charge fees and commissions, including processing fees, in addition to those described in this prospectus. The amount and applicability of any such fee are determined and disclosed separately by the financial intermediary. You should ask your Investment Representative for information about any fees and/or commissions that are charged.

GENERAL INFORMATION ABOUT AN ACCOUNT


FREQUENT TRADING AND MARKET TIMING (ABUSIVE TRADING PRACTICES)
The Accounts are not designed for, and do not knowingly accommodate, frequent purchases and redemptions ("excessive trading") of Account shares by investors. If you intend to trade frequently and/or use market timing investment strategies, do not purchase shares of these Accounts.

Frequent purchases and redemptions pose a risk to the Accounts because they may:
.. Disrupt the management of the Accounts by:
  . forcing the Account to hold short-term (liquid) assets rather than investing for long-term growth, which results in lost investment opportunities for the Account and
  . causing unplanned portfolio turnover;
.. Hurt the portfolio performance of the Account; and
.. Increase expenses of the Account due to:
  . increased broker-dealer commissions and
  . increased recordkeeping and related costs.
If we are not able to identify such excessive trading practices, the Accounts may be negatively impacted and may cause investors to suffer the harms described.

As the Accounts are only available through variable annuity or variable life contracts or to qualified retirement plans, the Fund must rely on the insurance company that issues the contract, or the trustees or administrators of qualified retirement plans, ("intermediary") to monitor customer trading activity to identify and take action against excessive trading. There can be no certainty that the intermediary will identify and prevent excessive trading in all instances. When an intermediary identifies excessive trading, it will act to curtail such trading in a fair and uniform manner. If an intermediary is unable to identify such abusive trading practices, the abuses described above may negatively impact the Accounts.


If an intermediary, or the Fund, deems excessive trading practices to be occurring, it will take action that may include, but is not limited to:
.. Rejecting exchange instructions from a shareholder or other person authorized by the shareholder to direct exchanges;
.. Restricting submission of exchange requests by, for example, allowing exchange requests to be submitted by 1st class U.S. mail only and disallowing requests made via the internet, by facsimile, by overnight courier, or by telephone;
.. Limiting the dollar amount of an exchange and/or the number of exchanges during a year;
.. Requiring a holding period of a minimum of 30 days before permitting exchanges among the Accounts where there is evidence of at least one round-trip exchange (exchange or redemption of shares that were purchased within 30 days of the exchange/redemption); and
.. Taking such other action as directed by the Fund.

The Fund Board of Directors has found the imposition of a redemption fee with respect to redemptions from Class 1 and Class 2 shares of the Accounts is neither necessary nor appropriate in light of measures taken by intermediaries through which such shares are currently available. Each intermediary's excessive trading policies and procedures will be reviewed by Fund management prior to making shares of the Fund available through such intermediary to determine whether, in management's opinion, such procedures are reasonably designed to prevent excessive trading in Fund shares.


The Fund has reserved the right to accept or reject, without prior written notice, any exchange requests. In some instances, an exchange may be completed prior to a determination of abusive trading. In those instances, the intermediary will reverse an exchange (within one business day of the exchange) and return the account holdings to the positions held prior to the exchange. The intermediary will give you notice in writing in this instance.


ELIGIBLE PURCHASERS
Only certain eligible purchasers may buy shares of the Accounts. Eligible purchasers are limited to 1) separate accounts of Principal Life or of other insurance companies, 2) Principal Life or any of its subsidiaries or affiliates,

3) trustees of other managers of any qualified profit sharing, incentive, or bonus plan established by Principal Life or Washington Mutual Life Insurance Company, or any subsidiary or affiliate of such company, for employees of such company, subsidiary, or affiliate. Such trustees or managers may buy Account shares only in their capacities as trustees or managers and not for their personal accounts. The Board of Directors of the Fund reserves the right to broaden or limit the designation of eligible purchaser.

Each Account serves as the underlying investment vehicle for variable annuity contracts and variable life insurance policies that are funded through separate accounts established by Principal Life and by other insurance companies as well as for certain qualified plans. It is possible that in the future, it may not be advantageous for variable life insurance separate accounts, variable annuity separate accounts, and qualified plan investors to invest in the Accounts at the same time. Although neither Principal Life nor the Fund currently foresees any such disadvantage, the Fund's Board of Directors monitors events in order to identify any material conflicts between such policy owners, contract holders, and qualified plan investors. Material conflict could result from, for example,
1) changes in state insurance laws, 2) changes in Federal income tax law, 3) changes in the investment management of an Account, or 4) differences in voting instructions between those given by policy owners, those given by contract holders, and those given by qualified plan investors. Should it be necessary, the Board would determine what action, if any, should be taken. Such action could include the sale of Account shares by one or more of the separate accounts or qualified plans, which could have adverse consequences.


SHAREHOLDER RIGHTS
Each shareholder of an Account is eligible to vote, either in person or by proxy, at all shareholder meetings for that Account. This includes the right to vote on the election of directors, selection of independent auditors, and other matters submitted to meetings of shareholders of the Account. Each share has equal rights with every other share of the Account as to dividends, earnings, voting, assets, and redemption. Shares are fully paid, non-assessable, and have no preemptive or conversion rights. Shares of an Account are issued as full or fractional shares. Each fractional share has proportionately the same rights including voting as are provided for a full share. Shareholders of the Fund may remove any director with or without cause by the vote of a majority of the votes entitled to be cast at a meeting of all Account shareholders.

The bylaws of the Fund also provide that the Fund does not need to hold an annual meeting of shareholders unless one of the following is required to be acted upon by shareholders under the 1940 Act: election of directors, approval of an investment advisory agreement, ratification of the selection of independent auditors, and approval of the distribution agreement. The Fund intends to hold shareholder meetings only when required by law and at such other times when the Board of Directors deems it to be appropriate.


Shareholder inquiries should be directed to: Principal Variable Contracts Fund, Inc., Principal Financial Group, Des Moines, IA 50392-2080.


Principal Life votes each Account's shares allocated to each of its separate accounts registered under the 1940 Act and attributable to variable annuity contracts or variable life insurance policies participating in the separate accounts. The shares are voted in accordance with instructions received from contract holders, policy owners, participants, and annuitants. Other shares of each Account held by each separate account, including shares for which no timely voting instructions are received, are voted in proportion to the instructions that are received with respect to contracts or policies participating in that separate account. Principal Life will vote the shares based upon the instructions received from contract owners regardless of the number of contract owners who provide such instructions. A potential effect of this proportional voting is that a small number of contract owners may determine the outcome of a shareholder vote if only a small number of contract owners provide voting instructions. Shares of each of the Accounts held in the general account of Principal Life or in the unregistered separate accounts are voted in proportion to the instructions that are received with respect to contracts and policies participating in its registered and unregistered separate accounts. If Principal Life determines, under applicable law, that an Account's shares held in one or more separate accounts or in its general account need not be voted according to the instructions that are received, it may vote those Account shares in its own right. Shares held by retirement plans are voted in accordance with the governing documents of the plans.

PURCHASE OF ACCOUNT SHARES
Shares are purchased from the Distributor, the Fund's principal underwriter ("Distributor"). There are no sales charges on shares of the Accounts, however, your variable contract may impose a charge. There are no restrictions on amounts to be invested in shares of the Accounts.

The Accounts may, at their discretion and under certain limited circumstances, accept securities as payment for Account shares at the applicable NAV. Each Account will value securities used to purchase its shares using the same method the Account uses to value its portfolio securities as described in this prospectus.


Shareholder accounts for each Account are maintained under an open account system. Under this system, an account is opened and maintained for each investor. Each investment is confirmed by sending the investor a statement of account showing the current purchase and the total number of shares owned. The statement of account is treated by each Account as evidence of ownership of Account shares. Share certificates are not issued.


SALE OF ACCOUNT SHARES
This section applies to eligible purchasers other than the separate accounts of Principal Life and its subsidiaries.

Each Account sells its shares upon request. There is no charge for the sale. A shareholder sends a written request to the Account requesting the sale of any part or all of the shares. The letter must be signed exactly as the account is registered. If payment is to be made to the registered shareholder or joint shareholder, the Account does not require a signature guarantee. If payment is to be made to another party, the shareholder's signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan association, national securities exchange member, or brokerage firm. Shares are redeemed at the net asset value per share next computed after the request is received by the Account in proper and complete form.


Sale proceeds are generally sent within three business days after the request is received in proper form. However, the right to sell shares may be suspended during any period when 1) trading on the NYSE is restricted as determined by the SEC or when the NYSE is closed for reasons other than weekends and holidays or
2) an emergency exists, as determined by the SEC, as a result of which a) disposal by a fund of securities owned by it is not reasonably practicable, b) it is not reasonably practicable for a fund to fairly determine the value of its net assets, or c) the SEC permits suspension for the protection of security holders.


If payments are delayed and the instruction is not canceled by the shareholder's written instruction, the amount of the transaction is determined as of the first valuation date following the expiration of the permitted delay. The transaction occurs within five days thereafter.


In addition, payments on surrenders attributable to a premium payment made by check may be delayed up to 15 days. This permits payment to be collected on the check.



DISTRIBUTIONS IN KIND. . The Fund may determine that it would be detrimental to the remaining shareholders of an Account to make payment of a redemption order wholly or partly in cash. Under certain circumstances, therefore, each of the accounts may pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the Account's portfolio in lieu of cash provided the shareholder to whom such distribution is made was invested in such securities. If an Account pays the redemption proceeds in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. Each Account will value securities used to pay redemptions in kind using the same method the Account uses to value its portfolio securities as described in this prospectus.


RESTRICTED TRANSFERS
Shares of each of the Accounts may be transferred to an eligible purchaser. However, if an Account is requested to transfer shares to other than an eligible purchaser, the Account has the right, at its election, to purchase the shares at the net asset value next calculated after the receipt of the transfer request. However, the Account must give written notification to the transferee(s) of the shares of the election to buy the shares within seven days of the request. Settlement for the shares shall be made within the seven-day period.

FINANCIAL STATEMENTS
You will receive an annual financial statement for the Fund, audited by the Fund's independent registered public accounting firm, Ernst & Young LLP. That report is a part of this prospectus. You will also receive a semiannual financial statement that is unaudited.

TAX INFORMATION


The Fund intends to comply with applicable variable asset diversification regulations. If the Fund fails to comply with such regulations, contracts invested in the Fund will not be treated as annuity, endowment, or life insurance contracts under the Internal Revenue Code.


Contract owners should review the applicable contract prospectus for information concerning the federal income tax treatment of their contracts and distributions from the Fund to the separate accounts.


Contract owners are urged to consult their tax advisors regarding the status of their contracts under state and local tax laws.


FINANCIAL HIGHLIGHTS


The financial highlights table for each Account is intended to help you understand the Account's financial performance for the past 5 years (or since inception, if shorter). Certain information reflects financial results for a single Account share. The total returns in the table for each Account represent the rate that an investor would have earned, or lost, on an investment in the Account (assuming reinvestment of all dividends and distributions), but do not reflect insurance-related charges and expenses which, if included, would have lowered the performance shown.

The financial statements of the Fund as of December 31, 2006, have been audited by Ernst & Young LLP, independent registered public accounting firm. The report of Ernst & Young LLP is included, along with the Fund's financial statements, in the Fund's annual report which has been incorporated by reference into the Statement of Additional Information and is available upon request.

The financial statements for the Equity Income I and MidCap Stock Accounts are derived from the financial statements for their predecessor funds. The predecessor funds' financial statements for the fiscal year ended December 31, 2006 were audited by Ernst & Young LLP, independent registered public accounting firm. The 2006 financial statements and the report of Ernst & Young LLP are included in the predecessor funds' annual report which has been incorporated by reference into the Statement of Additional Information and is available upon request.

The following table is a listing of Accounts and the corresponding predecessor fund for each.

PRINCIPAL VARIABLE CONTRACTS ACCOUNTS              PREDECESSOR FUND
 Equity Income Account I                VT Equity Income Fund
 MidCap Stock Account                   VT Mid Cap Stock Fund

Financial Highlights


Financial Highlights

VT EQUITY INCOME FUND

For a Fund share outstanding throughout each period.



                                       INCOME/(LOSS) FROM
                                      INVESTMENT OPERATIONS                       LESS DISTRIBUTIONS
                             --------------------------------------   ------------------------------------------
                                          NET REALIZED
                    NET                        AND
                   ASSET                   UNREALIZED                  DIVIDENDS   DISTRIBUTIONS
                   VALUE         NET       GAIN/(LOSS)   TOTAL FROM    FROM NET       FROM NET
                 BEGINNING   INVESTMENT        ON        INVESTMENT   INVESTMENT      REALIZED         TOTAL
                 OF PERIOD     INCOME      INVESTMENTS   OPERATIONS     INCOME     CAPITAL GAINS   DISTRIBUTIONS
                 ---------   ----------   ------------   ----------   ----------   -------------   -------------
CLASS 1 SHARES
Year Ended:
12/31/06           $17.64     $0.32(5)       $ 2.71        $ 3.03       $(0.33)       $(0.95)         $(1.28)
12/31/05            16.26      0.40(5)         1.26          1.66        (0.28)           --           (0.28)
12/31/04            13.90      0.32(5)         2.30          2.62        (0.26)           --           (0.26)
12/31/03            11.01      0.31(5)         2.95          3.26        (0.31)        (0.06)          (0.37)
12/31/02            12.87      0.36(5)        (1.95)        (1.59)       (0.25)        (0.02)          (0.27)

CLASS 2 SHARES
Year Ended:
12/31/06           $17.53     $0.27(5)       $ 2.69        $ 2.96       $(0.30)       $(0.95)         $(1.25)
12/31/05            16.18      0.36(5)         1.24          1.60        (0.25)           --           (0.25)
12/31/04            13.85      0.28(5)         2.30          2.58        (0.25)           --           (0.25)
12/31/03            10.99      0.29(5)         2.93          3.22        (0.30)        (0.06)          (0.36)
12/31/02            12.87      0.32(5)        (1.93)        (1.61)       (0.25)        (0.02)          (0.27)

                                                              RATIOS TO AVERAGE
                                                        NET ASSETS/SUPPLEMENTAL DATA
                                      ----------------------------------------------------------------
                                                       RATIO OF     RATIO OF
                                                       EXPENSES     EXPENSES
                                                      TO AVERAGE   TO AVERAGE    RATIO OF
                   NET                                NET ASSETS   NET ASSETS       NET
                  ASSET                                 BEFORE        AFTER     INVESTMENT
                  VALUE                 NET ASSETS    REIMBURSE-   REIMBURSE-    INCOME TO   PORTFOLIO
                 END OF     TOTAL     END OF PERIOD     MENTS/       MENTS/       AVERAGE     TURNOVER
                 PERIOD   RETURN(1)     (IN 000S)       WAIVERS    WAIVERS(2)   NET ASSETS      RATE
                 ------   ---------   -------------   ----------   ----------   ----------   ---------
CLASS 1 SHARES
Year Ended:
12/31/06         $19.39     18.17%       $296,113        0.66%        0.66%        1.74%       87%(8)
12/31/05          17.64     10.27         237,482        0.66         0.66         2.40        46
12/31/04          16.26     19.12         189,517        0.67         0.67         2.15        26
12/31/03          13.90     30.10         149,603        0.70         0.70         2.63        23
12/31/02          11.01    (12.51)        112,304        0.70         0.70         3.04        16

CLASS 2 SHARES
Year Ended:
12/31/06         $19.24     17.86%       $70,163         0.91%        0.91%        1.49%       87%(8)
12/31/05          17.53      9.97         41,976         0.91         0.91         2.15        46
12/31/04          16.18     18.82         24,094         0.92         0.92         1.90        26
12/31/03          13.85     29.73         12,619         0.95         0.95         2.38        23
12/31/02          10.99    (12.67)         6,460         0.95         0.95         2.79        16

(1) Total return is not annualized for periods of less than one year. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

(2) Ratio of operating expenses to average net assets includes expenses paid indirectly.

(3)  The VT REIT Fund commenced operations on May 1, 2003.

(4)  The VT REIT Fund commenced selling Class 2 shares on August 5, 2003.
(5)  Per share numbers have been calculated using the average shares method.

(6)  Annualized.

(7) The VT REIT Fund had unusually high portfolio turnover due to the transitioning of Fund holdings for a planned fund merger. See Note 1 in Notes to Financial Statements.

(8) The VT Equity Income Fund had unusually high portfolio turnover due a change in the portfolio manager.




Financial Highlights

VT MID CAP STOCK FUND

For a Fund share outstanding throughout each period.



                                       INCOME/(LOSS) FROM
                                      INVESTMENT OPERATIONS                       LESS DISTRIBUTIONS
                             --------------------------------------   ------------------------------------------
                                          NET REALIZED
                    NET                        AND
                   ASSET                   UNREALIZED                  DIVIDENDS   DISTRIBUTIONS
                   VALUE         NET       GAIN/(LOSS)   TOTAL FROM    FROM NET       FROM NET
                 BEGINNING   INVESTMENT        ON        INVESTMENT   INVESTMENT      REALIZED         TOTAL
                 OF PERIOD     INCOME      INVESTMENTS   OPERATIONS     INCOME     CAPITAL GAINS   DISTRIBUTIONS
                 ---------   ----------   ------------   ----------   ----------   -------------   -------------
CLASS 1 SHARES
Year Ended:
12/31/06           $17.34     $0.14(3)       $ 2.49        $ 2.63       $(0.32)       $(1.92)         $(2.24)
12/31/05            16.44      0.27(3)         1.84          2.11        (0.08)        (1.13)          (1.21)
12/31/04            14.63      0.08(3)         2.03          2.11        (0.05)        (0.25)          (0.30)
12/31/03            11.49      0.06(3)         3.12          3.18        (0.04)           --           (0.04)
12/31/02            13.14      0.04(3)        (1.36)        (1.32)       (0.03)        (0.30)          (0.33)

CLASS 2 SHARES
Year Ended:
12/31/06           $17.24     $0.09(3)       $ 2.47        $ 2.56       $(0.28)       $(1.92)         $(2.20)
12/31/05            16.36      0.22(3)         1.84          2.06        (0.05)        (1.13)          (1.18)
12/31/04            14.58      0.04(3)         2.02          2.06        (0.03)        (0.25)          (0.28)
12/31/03            11.46      0.03(3)         3.11          3.14        (0.02)           --           (0.02)
12/31/02            13.13      0.01(3)        (1.36)        (1.35)       (0.02)        (0.30)          (0.32)

                                                              RATIOS TO AVERAGE
                                                        NET ASSETS/SUPPLEMENTAL DATA
                                      ----------------------------------------------------------------
                                                       RATIO OF     RATIO OF
                                                       EXPENSES     EXPENSES     RATIO OF
                                                      TO AVERAGE   TO AVERAGE       NET
                   NET                                NET ASSETS   NET ASSETS   INVESTMENT
                  ASSET                                 BEFORE        AFTER       INCOME/
                  VALUE                 NET ASSETS    REIMBURSE-   REIMBURSE-    (LOSS) TO   PORTFOLIO
                 END OF     TOTAL     END OF PERIOD     MENTS/       MENTS/       AVERAGE     TURNOVER
                 PERIOD   RETURN(1)     (IN 000S)       WAIVERS    WAIVERS(2)   NET ASSETS      RATE
                 ------   ---------   -------------   ----------   ----------   ----------   ---------
CLASS 1 SHARES
Year Ended:
12/31/06         $17.73     16.88%       $103,824        0.80%        0.80%        0.80%        14%
12/31/05          17.34     13.39         103,543        0.81         0.81         1.62         27
12/31/04          16.44     14.59         108,347        0.81         0.81         0.54         32
12/31/03          14.63     27.73          84,408        0.83         0.83         0.47         37
12/31/02          11.49    (10.35)         63,119        0.84         0.84         0.32         28

CLASS 2 SHARES
Year Ended:
12/31/06         $17.60     16.56%       $ 11,788        1.05%        1.05%        0.55%        14%
12/31/05          17.24     13.12           7,692        1.06         1.06         1.37         27
12/31/04          16.36     14.28           6,080        1.06         1.06         0.29         32
12/31/03          14.58     27.45           3,725        1.08         1.08         0.22         37
12/31/02          11.46    (10.54)          1,962        1.09         1.09         0.07         28

(1) Total return is not annualized for periods of less than one year. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

(2) Ratio of operating expenses to average net assets includes expenses paid indirectly.

(3)  Per share numbers have been calculated using the average shares method.

(4)  Amount represents less than $0.01 per share.

ADDITIONAL INFORMATION


Additional information about the Fund (including the Fund's policy regarding the disclosure of portfolio securities) is available in the Statement of Additional Information dated May 1, 2007, which is incorporated by reference into this prospectus. Additional information about each Account's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year. The Statement of Additional Information and the Fund's annual and semi-annual reports can be obtained free of charge by writing Principal Funds Distributor, P.O. Box 10423, Des Moines, IA 50306. In addition, the Fund makes its Statement of Additional Information and annual and semi-annual reports available, free of charge, on our website. To request this and other information about the Fund and to make shareholder inquiries, telephone 1-800-247-4123.


Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's internet site at http:// www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.


The U.S. government does not insure or guarantee an investment in any of the Accounts.


Shares of the Accounts are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Accounts federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

           Principal Variable Contracts Fund, Inc. SEC File 811-01944

APPENDIX A


SUMMARY OF PRINCIPAL RISKS


The value of your investment in an Account changes with the value of the investments held by that Account. Many factors affect that value, and it is possible that you may lose money by investing in the Accounts. Factors that may adversely affect a particular Account as a whole are called "principal risks." The principal risks of investing in the Accounts are stated above as to each Account in the Account's description. Each of these risks is summarized below. The first three risks described below - liquidity risk, market risk, and management risk - apply to all the Accounts. The remaining risks apply to certain of the Accounts as described previously. Additional information about the Accounts, their investments, and the related risks is located under "Certain Investment Strategies and Related Risks" and in the Statement of Additional Information.


RISKS COMMON TO ALL OF THE ACCOUNTS
-----------------------------------

LIQUIDITY RISK
An Account is exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the account's ability to sell particular securities or close derivative positions at an advantageous price. Accounts with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. This risk applies to all Accounts except the Money Market Account.

MARKET RISK
The value of an Account's portfolio securities may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Account's investments are concentrated in certain sectors, its performance could be worse than the overall market.

MANAGEMENT RISK
Each of the Accounts is actively managed by its investment advisor or sub-advisor(s). The performance of an Account that is actively managed will reflect in part the ability of the advisor or sub-advisor(s) to make investment decisions that are suited to achieving the Account's investment objective. If the advisor's or sub-advisor(s)' strategies do not perform as expected, an Account could underperform other mutual funds with similar investment objectives or lose money.

ADDITIONAL RISKS APPLICABLE TO CERTAIN ACCOUNTS
-----------------------------------------------

DERIVATIVES RISK
Derivatives are investments whose values depend on or are derived from other securities or indices. An Account's use of certain derivative instruments (such as options, futures, and swaps) could produce disproportionate gains or losses. Derivatives are generally considered riskier than direct investments and, in a down market, could become harder to value or sell at a fair price.

EQUITY SECURITIES RISK
Equity securities include common, preferred and convertible preferred stocks, and securities the values of which are tied to the price of stocks, such as rights, warrants, and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile, and the price of equity securities (and their equivalents) will fluctuate. The value of equity securities purchased by an Account could decline if the financial condition of the companies in which the Account invests decline or if overall market and economic conditions deteriorate.

EXCHANGE RATE RISK
Because foreign securities are generally denominated in foreign currencies, the value of the net assets of an Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Accounts are authorized to enter into certain foreign currency exchange transactions. In addition, the Accounts' foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.

FIXED-INCOME SECURITIES RISK
Fixed-income securities are generally subject to two principal types of risks: interest rate risk and credit quality risk.

Interest Rate Risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline.


Credit Quality Risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed-income security deteriorates after an Account has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the Account's investments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by an Account may be affected by unfavorable political, economic, or government developments that could affect the repayment of principal or the payment of interest.


FOREIGN SECURITIES RISK
Foreign securities carry risks that are not generally found in securities of U.S. companies. These risks include the loss of value as a result of political instability and financial and economic events in foreign countries. In addition, nationalization, expropriation or confiscatory taxation, and foreign exchange restrictions could adversely affect an Account's investments in a foreign country. Foreign securities may be subject to less stringent reporting, accounting, and disclosure standards than are required of U.S. companies, and foreign countries may also have problems associated with and causing delays in the settlement of sales.

HIGH YIELD SECURITIES RISK
Fixed-income securities that are not investment grade are commonly referred to as high yield securities or "junk bonds." While these securities generally provide greater income potential than investments in higher rated fixed-income securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt. High yield securities generally involve greater price volatility and may be less liquid than higher rated fixed-income securities. High yield securities are considered speculative by the major credit rating agencies.

MARKET SEGMENT RISK
Accounts are subject to the risk that their principal market segment, such as large capitalization, mid capitalization, or small capitalization stocks, or growth or value stocks, may underperform compared to other market segments or to the equity markets as a whole. Thus:
  . MidCap: Account's strategy of investing in midcap stocks carries the risk that in certain markets mid cap stocks will underperform small cap or large cap stocks.
  . LargeCap: Account's strategy of investing in large cap stocks carries the risk that in certain markets large cap stocks will underperform small cap or mid cap stocks.
  . SmallCap: Account's strategy of investing in small cap stocks carries the risk that in certain markets small cap stocks will underperform mid cap or large cap stocks.

MIDCAP STOCK RISK
Medium capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management, or a limited trading market for their securities.

PREPAYMENT RISK
Mortgage-backed and asset-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled payments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of an Account.

REAL ESTATE SECURITIES RISK
Real estate investment trusts ("REITs") or other real estate-related securities are subject to the risks associated with direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, increases in property taxes and operating expenses, changes in zoning laws, changes in interest rates, and liabilities resulting from environmental problems. Equity and mortgage REITs are dependent on management skills and generally are not diversified. Equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage
REITs:
  . may not be diversified with regard to the types of tenants (thus subject to business developments of the tenant(s)),
  . may not be diversified with regard to the geographic locations of the properties (thus subject to regional economic developments), . are subject to cash flow dependency and defaults by borrowers, and . could fail to qualify for tax-free pass-through of income under the Internal
    Revenue Code.

SMALL COMPANY RISK
Investments in companies with smaller capitalizations may involve greater risk and price volatility than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

UNDERLYING FUND RISK
The Principal LifeTime Accounts and the Strategic Asset Management ("SAM") Portfolios operate as funds of funds and invest principally in underlying funds. From time to time, an underlying fund may experience relatively large investments or redemptions by a fund of funds due to the reallocation or rebalancing of its assets. These transactions may have adverse effects on underlying fund performance to the extent an underlying fund is required to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so. This may be particularly important when a fund of funds owns a significant portion of an underlying fund. In addition, when a fund of funds reallocates or redeems significant assets away from an underlying fund, the loss of assets to the underlying fund could result in increased expenses for that fund.

Principal is the advisor to the Principal LifeTime Accounts, SAM Portfolios, and each of the underlying funds. Principal Global Investors, LLC ("PGI") is Sub-Advisor to the Principal LifeTime Accounts and Edge Asset Management, Inc. (formerly known as WM Advisors, Inc.) ("Edge") is the Sub-Advisor to the SAM Portfolios. Either PGI or Edge also serve as Sub-Advisor to some or all of the underlying Accounts. Principal, PGI, and Edge are committed to minimizing the potential impact of underlying fund risk on underlying funds to the extent consistent with pursuing the investment objectives of the fund of funds which it manages. Each may face conflicts of interest in fulfilling its responsibilities to all such funds.

The following tables show the percentage of the outstanding shares of underlying funds owned by the Principal LifeTime Accounts as of March 31, 2007.

                                       PRINCIPAL LIFETIME ACCOUNTS
                                                                                         PRINCIPAL
                                  PRINCIPAL  PRINCIPAL  PRINCIPAL  PRINCIPAL  PRINCIPAL  LIFETIME
                                  LIFETIME   LIFETIME   LIFETIME   LIFETIME   LIFETIME   STRATEGIC
        UNDERLYING FUND             2010       2020       2030       2040       2050      INCOME     TOTAL
        ---------------           ---------  ---------  ---------  ---------  ---------  ---------   -----
 Bond                               2.7%       7.8%       0.9%       0.3%       0.2%       1.8%      13.7%
 Capital Value                      0.4        2.2        0.4        0.2        0.2        0.1        3.5
 Diversified International          0.9        4.1        0.8        0.4        0.3        0.1        6.6
 Equity Growth                      0.5        2.7        0.5        0.3        0.2        0.1        4.3
 Growth                             0.3        1.3        0.3        0.1        0.1        0.0        2.1
 LargeCap Stock Index               2.0        9.2        1.6        0.8        0.5        0.4       14.5
 LargeCap Value                     0.6        3.2        0.6        0.3        0.2        0.2        5.1
 Money Market                       0.8        0.0        0.0        0.0        0.0        1.3        2.1
 Real Estate Securities             0.6        2.3        0.3        0.1        0.1        0.3        3.7
 SmallCap                           0.9        3.1        0.4        0.3        0.1        0.2        5.0
 SmallCap Growth                    0.3        1.6        0.4        0.2        0.2        0.0        2.7
 SmallCap Value                     0.2        0.9        0.2        0.1        0.1        0.0        1.5



The SAM Portfolios commenced operations on January 8, 2007, as successor portfolios to the WM Variable Trust ("WMVT") SAM Portfolios. The predecessor portfolios invested in shares of funds that have been combined with various Accounts of Principal Variable Contracts Fund as follows:

         WMVT ACQUIRED FUNDS                    PVC ACQUIRING ACCOUNTS
 Equity Income Fund                     Equity Income Account I
 Growth Fund                            Growth Account
 Growth & Income Fund                   LargeCap Blend Account
 Income Fund                            Income Account
 International Growth Fund              Diversified International Account
 Mid Cap Stock Fund                     MidCap Stock Account
 Money Market Fund                      Money Market Account
 REIT Fund                              Real Estate Securities Account
 Short Term Income Fund                 Short-Term Income Account
 Small Cap Growth Fund                  SmallCap Growth Account
 Small Cap Value Fund                   SmallCap Value Account
 U.S. Government Securities Fund        Mortgage Securities Account
 West Coast Equity Fund                 West Coast Equity Account

The WM Trust I High Yield Fund is the predecessor fund of the PIF High Yield Fund II.

The table below shows the percentage of outstanding shares of the Underlying Funds owned by the Portfolios as of March 31, 2007:

                                                            SAM PORTFOLIOS
 -----------------------------------------------------------------------------------------------------
                                  FLEXIBLE   CONSERVATIVE             CONSERVATIVE  STRATEGIC
                                   INCOME      BALANCED    BALANCED      GROWTH      GROWTH
 UNDERLYING FUND                  PORTFOLIO   PORTFOLIO    PORTFOLIO   PORTFOLIO    PORTFOLIO   TOTAL
  Diversified International          0.0%        0.7%         9.5%        6.7%         4.1%     21.0%
  Equity Income I                    1.7         1.3         17.8        12.8          7.5      41.1
  Growth                             3.1         1.9         27.5        19.2         11.7      63.4
  Income                            23.0         6.7         37.2         8.7          0.0      75.6
  International Emerging Markets     0.0         0.6          8.1         5.8          3.6      18.1
  LargeCap Blend                     2.3         1.3         17.9        12.9          8.0      42.4
  MidCap Stock                       4.3         2.1         28.7        22.3         14.8      72.2
  Money Market                       0.0         0.0          1.7         0.0          0.0       1.7
  Mortgage Securities               22.2         7.5         47.4        11.1          0.0      88.2
  PIF High Yield Fund II             0.8         0.3          2.1         0.7          0.6       4.5
  Real Estate Securities             0.7         0.4          5.9         4.3          2.6      13.9
  Short-Term Income                 49.4         9.4         15.0         0.0          0.0      73.8
  SmallCap Growth                    1.5         0.7         11.6         8.7          5.2      27.7
  SmallCap Value                     0.9         0.4          6.1         4.5          2.7      14.6
  West Coast Equity                  1.5         1.7         23.3        16.9         11.1      54.5


U.S. GOVERNMENT SECURITIES RISK
U.S. government securities do not involve the degree of credit risk associated with investments in lower quality fixed-income securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from many other fixed-income securities. Like other fixed-income securities, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of an Account's securities do not affect interest income on securities already held by the Account but are reflected in the Account's price per share. Since the magnitude of these fluctuations generally is greater at times when an Account's average maturity is longer, under certain market conditions an Account may invest in short-term investments yielding lower current income rather than investing in higher yielding longer term securities.

U.S. GOVERNMENT SPONSORED SECURITIES RISK
An Account may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the U.S. government, its securities are not issued or guaranteed by the U.S. Treasury.

VALUE STOCK RISK
An Account's investments in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. A value stock may not increase in price if other investors fail to recognize the company's value and bid up the price or invest in markets favoring faster growing companies. An Account's strategy of investing in value stocks also carries the risk that in certain markets value stocks will underperform growth stocks.

APPENDIX B


DEFINITIONS OF THE INDICES REFERENCED IN THIS PROSPECTUS

MORNINGSTAR LARGE VALUE CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that focus on large companies that are less expensive than the market as a whole. They often come from the utilities, energy, financial, and cyclical sectors, and many pay above-average dividends. They also generally have more stable stock prices.


MORNINGSTAR MID-CAP BLEND CATEGORY AVERAGE is an average of net asset value
(NAV) returns of mutual funds that focus on mid-size companies that are fairly representative of the overall stock market in terms of valuation. They tend to invest across the spectrum of U.S. industries.


S&P MIDCAP 400 INDEX is an unmanaged index that includes approximately 10% of the capitalization of U.S. equity securities. These are comprised of stocks in the middle capitalization range. Any mid-sized stocks already included in the S&P 500 are excluded from this index.


S&P 500 STOCK INDEX (S&P 500) is an unmanaged index of 500 widely-held stocks often used as a proxy for the domestic stock market. Included are the stocks of industrial, financial, utility, and transportation companies.


S&P 500/CITIGROUP VALUE INDEX is a float-adjusted market-capitalization-weighted index comprised of stocks representing approximately half the market capitalization of the S&P 500 that have been identified as being on the value end of the growth-value spectrum. Until December 16, 2005, when Standard & Poor's changed the name of the index and its calculation methodology, the index was called the S&P 500/Barra Value Index.